         ------------------------------------------------------------
                                       THE
                                 LATIN AMERICAN
                                    DISCOVERY
                                   FUND, INC.
         ------------------------------------------------------------


                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                     THE LATIN AMERICAN DISCOVERY FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD                  DIRECTOR
OF DIRECTORS

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY
Andrew McNally IV
DIRECTOR                               Belinda A. Brady
William G. Morton, Jr.                 TREASURER
DIRECTOR
Samuel T. Reeves                       Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 2000, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -13.86% compared with -16.66% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index"). For the period from commencement of operations on June 23, 1992 through December 31, 2000, the Fund's total return, based on net asset value per share, was 170.52% compared with 90.60% for the Index. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $9 1/2 , representing a 21.1% discount to the Fund's net asset value per share.

Both stock selection and country allocation contributed to the Fund's outperformance relative to the Index. Equity selection in Brazil contributed markedly to relative performance. Our overweight position in Brazil (index return, -11.4%) and our allocation to Mexico (-20.5%) coupled with our underweight stance in Argentina (-25.1%) and Colombia (-38.9%) added to relative performance. Stock selection in Chile, Mexico and Venezuela detracted from performance, as did our underweight stance in Chile (-15.1%).

Latin American markets advanced during the early part of 2000 as investors rewarded continued macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, many first quarter gains reversed during the second quarter, amidst the backdrop of increasing volatility in the developed markets. Latin American markets fell as the region's positive economic fundamentals were overshadowed by investor concerns over higher U.S. interest rates and tighter global liquidity. The markets rebounded towards the end of the second quarter as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes. During the third quarter, however, Latin American markets fell, driven in part by uncertainty over the path of U.S. economic growth and increased volatility in the NASDAQ. Latin American monetary policy diverged during the third quarter, as the trend in interest rates diverged -- Mexican market-driven interest rates rose while central banks cut rates in Brazil and Chile. Political highlights included Vicente Fox's victory in Mexico's presidential election and President Fujimori's call for new elections in Peru.

The markets fell during the fourth quarter of 2000, weighed down by continued fears of a sharp economic slowdown in the U.S., high levels of volatility in the NASDAQ and concerns over Argentina's ability to rollover its debt. The prolonged uncertainty over the outcome of the U.S. presidential election, combined with multiple and frequent profit warnings in the U.S., further dampened sentiment toward the markets. There were also, however, encouraging signs of political and macroeconomic improvements during the quarter. Mexico's new president comforted the market with the formation of a credible cabinet and sensible economic policy announcements, while Brazil's government demonstrated continued fiscal discipline, and Chile showed signs of re-accelerating economic growth.

Brazilian equities declined during the fourth quarter, hurt by Argentina's tumultuous situation and a decreased global appetite for risk. However, positive macroeconomic signs - a declining jobless rate, increasing industrial production, and a higher-than-expected consolidated fiscal surplus - continued to emerge. During November, Spain's Banco Santander Central-Hispano (BSCH) paid
7.1 billion real ($3.6 billion U.S.) for a 30% stake in the Brazilian bank Banespa, a significant premium over the asking price. The transaction should bring significant inflows, supporting Brazil's currency and also helping to avoid further concentration among the country's top three largest local banks. At December's monthly meeting, Brazil's Monetary Policy Committee (COPOM) lowered benchmark interest rates by 75 basis points which was more than market expectations. Despite the central bank's continued neutral stance on monetary policy, we believe rates may be reduced further in the near term given a supportive macroeconomic backdrop.

We continue to overweight Brazil, where we believe the pace of economic reform should continue in 2001, albeit at a much slower pace. We anticipate interest rate reductions in the near future based on the government's commitment to fiscal discipline and seemingly contained inflation. This should be the major catalyst to propel local equities and we believe the Brazilian market overall should also fare well in the near term given the government's commitment to structural reforms, attractive valuations, falling interest rates and solid earnings growth.

Mexican equities fell during the fourth quarter, weighed down by global market volatility coupled with Mexico's Central Bank tightening its monetary policy stance in November, citing inflationary pressures. Equities were buoyed earlier in the quarter by better-than-expected retail sales and overall supportive corporate earnings results. Private consumption reached its highest level in the last 30 years, and industrial production and manufacturing activity both increased in October. President-elect Vicente Fox named his cabinet members, generally perceived as market-friendly, at the end of November. He assumed presidency in December, in Mexico's first democratic transfer of power between political parties since 1929.

We currently maintain our overweight stance in Mexican equities and we believe the Mexican economy should continue to do well in 2001. We are encouraged by the new administration's proposed economic policies and its commitment to structural reform. Mexico, however, is relatively more exposed than other Latin countries to a slowdown in the U.S. and to falling oil prices. Even though we have a positive outlook, these factors may weigh on equity performance in the short term. A sharp drop in U.S. demand for Mexican exports, coupled with continued strong domestic demand, may lead to a deterioration in the balance of payments and potential currency weakness.

During the fourth quarter, Argentine equities declined, driven by heightened concerns over its ability to meet debt payments and the economy's poor growth prospects. In October, the political crisis within the government's coalition deepened following President de la Rua's reshuffling of his Cabinet. The changes, which resulted from corruption allegations involving some ministers, heightened investor concerns. By mid-December, some investor skittishness was allayed when the Argentine government announced it would receive a larger-than-expected package of emergency credit over the next three years from multilateral organizations, local banks, and pension funds. We expect to maintain an underweight position in this market as we believe equities will likely be weighed down by currently lackluster growth prospects in the near term and Argentina's large external financing needs make it particularly vulnerable to the global environment and liquidity in capital markets.

The Chilean market fell, yet equities gained some support during the quarter from indications confirming a re-acceleration in economic activity. GDP for the first three quarters of 2000 rose higher than expected at 5.8%, and the trade balance turned from a surplus in October to a deficit in November. As expected, the Central Bank left interest rates unchanged at its monthly policy meeting in December. Although Chilean equities are defensive in down markets, they remain relatively illiquid, and we currently maintain our underweight in this market.

In Peru, equities were driven down during the fourth quarter by political turmoil as Congress rejected President Fujimori's resignation on November 20 and ousted him for "moral unfitness," barring him permanently from holding any public post in the future. In December, Moody's downgraded Peru's sovereign debt outlook from neutral to negative, and we are underweight based on lackluster growth prospects in the near term.

Venezuelan equities fell during the fourth quarter, yet Venezuela was the best performing market in the region for the year 2000, advancing modestly. High oil prices during 2000 have helped Venezuela's economic perspectives and provided flexibility for managing finances in the near term. We remain concerned about the political structure and the overall macroeconomic management by the government given this and the likely fall of oil back to long-term averages, and we maintain our underweight stance in this market.

Latin American equities declined 16.6% for the year ended December 31, 2000, outperforming the other emerging markets regions. We believe equities in Brazil and Mexico present attractively valued investment opportunities that are enhanced by supportive macroeconomic backdrops. We believe equities in these markets should fare well in the near term given a more benign global backdrop and a supportive macroeconomic environment. Over the medium to longer term, we anticipate equities in Argentina and Chile may gain support should there be a longer-term improvement in growth prospects.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 600,600 shares or 5.11% of its Common Stock at an average price per share of $10.64, excluding $30,000 in commissions paid, and an average discount of 21.25% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,580,600 shares or 12.41% of its Common Stock at an average price per share of $8.41, excluding $79,000 in commissions paid, and an average discount of 19.85% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
EFFECTIVE FEBRUARY 2001, ANDY SKOV WILL NO LONGER SERVE AS A MANAGER OF THE FUND. ROBERT MEYER AND MICHAEL PERL WILL CONTINUE TO SHARE RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND.

The Latin American Discovery Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                           TOTAL RETURN (%)
                                        --------------------------------------------------------------------------
                                              MARKET VALUE (1)       NET ASSET VALUE (2)     MSCI EMF LA INDEX (3)
                                        -----------------------   -----------------------  -----------------------
                                                        AVERAGE                  AVERAGE                  AVERAGE
                                        CUMULATIVE      ANNUAL    CUMULATIVE     ANNUAL   CUMULATIVE      ANNUAL
                                        ----------      -------   ----------     -------  ----------      --------
                   ONE YEAR               -10.33%       -10.33%    -13.86%       -13.86%    -16.66%       -16.66%
                   FIVE YEAR               83.68         12.93     109.51         15.94      38.39          6.69
                   SINCE INCEPTION*       113.31          9.29     170.52         12.38      90.60          7.85


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                         YEAR ENDED DECEMBER 31,
                                1992*     1993      1994     1995       1996     1997     1998      1999       2000
                                -----     ----      ----     ----       ----     ----     ----      ----       ----
The Latin American Discovery     8.01%    65.36%    -0.14%   -27.61%    47.19%   43.06%   -33.53%   73.78%     -13.86%
Fund, Inc.(2)
MSCI EMF Latin American          2.00%    53.92%     0.64%   -12.83%    22.21%   31.64%   -35.11%   58.89%     -16.66%
Index(3)


                                                         YEAR ENDED DECEMBER 31,
                                1992*     1993      1994     1995       1996     1997     1998        1999       2000
                                -----     ----      ----     ----       ----     ----     ----        ----       ----
Net Asset Value Per Share....  $15.23    $23.31    $17.16   $10.98     $14.77   $20.34    $8.19      $14.11     $12.04
Market Value Per Share.......  $13.25    $27.13    $18.25    $9.88     $12.50   $17.94    $6.19      $10.69     $ 9.50
Premium/(Discount)...........   -13.0%     16.4%      6.4%   -10.0%     -15.4%   -11.8%   -24.4%      -24.2%     -21.1%
Income Dividends.............      --        --     $0.00#      --      $0.16       --    $0.08       $0.09      $0.10
Capital Gains Distributions..      --        --     $5.74    $0.45      $1.14    $0.70    $6.67          --         --
Fund Total Return (2)........    8.01%    65.36%+   -0.14%  -27.61%+   47.19%   43.06%   -33.53%      73.78%    -13.86%
MSCI EMF LA Index
Total Return (3).............    2.00%    53.92%     0.64%  -12.83%    22.21%   31.64%   -35.11%      58.89%    -16.66%

(1)Assumes dividends and distributions, if any, were reinvested.
(2)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
* The Fund commenced operations on June 23, 1992. #Amount is less than $0.01 per share.
#  Amount is less than $0.01 per share.
+ This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of December 31, 2000
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                        (94.5%)
Short-Term Investments                    (5.5%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Diversified Telecommunications Services  (28.0%)
Banks                                    (13.8%)
Beverages                                 (9.9%)
Electric Utilities                        (6.8%)
Oil & Gas                                 (6.2%)
Metals & Mining                           (6.1%)
Wireless Telecommunication Services       (4.6%)
Construction Materials                    (3.8%)
Media                                     (3.4%)
Multiline Retail                          (3.0%)
Other                                    (14.4%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Brazil                                   (46.3%)
Mexico                                   (39.9%)
Chile                                     (6.6%)
United States                             (5.0%)
Argentina                                 (3.1%)
Venezuela                                 (1.3%)
Colombia                                  (0.2%)
Other                                    (-2.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                             PERCENT OF
                                             NET ASSETS
                                             ----------
1. Telmex (Mexico)                             11.4%
2. Petrobras (Brazil)                           6.2
3. Banacci (Mexico)                             4.3
4. Tele Norte-Leste (Brazil)                    3.9
5. Cemex (Mexico)                               3.8
6. Ambev (Brazil)                               3.2
7. CVRD (Brazil)                                3.2
8. Wal-mart de Mexico (Mexico)                  3.0
9. Electrobras (Brazil)                         3.0
10.FEMSA (Mexico)                               3.0
                                               ----
                                               45.0%
                                               ====

* EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 2000

                                                                          VALUE
                                                       SHARES             (000)
--------------------------------------------------------------------------------
   COMMON STOCKS (96.8%)
   (UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------
   ARGENTINA (3.1%)
   BANKS
      Banco Frances ADR                                 10,240 U.S.$        215
   (a)Banco Suquia SA                                        1               --@
   (a)Grupo Financiero Galicia ADR                      14,298              212
                                                               -----------------
                                                                            427
                                                               -----------------
   BEVERAGES
      Quinsa  ADR                                      150,955            1,359
                                                               -----------------
   DIVERSIFIED TELECOMMUNICATION SERVICES
      Telecom Argentina Stet - France Telecom          129,434            2,030
         ADR
                                                               -----------------
   METALS & MINING
      (a)Acindar 'B'                                    94,805               81
      Siderar 'A'                                       46,753              116
                                                               -----------------
                                                                            197
                                                               -----------------
   REAL ESTATE
   (a)Irsa Inversiones y                                11,349              187
      Representaciones GDR
                                                               -----------------
                                                                          4,200
                                                               -----------------
--------------------------------------------------------------------------------
   BRAZIL (46.3%)
   AEROSPACE & DEFENSE
      Embraer ADR                                       56,750            2,256
                                                               -----------------
   BANKS
      Banco Bradesco ADR                                 3,700               27
      Banco Bradesco (Preferred)                   272,594,519            1,957
 (a,b)Banco Nacional (Preferred)                    95,420,000                2
      Itaubanco (Preferred)                         39,952,340            3,790
      Unibanco (Preferred) GDR                          60,813            1,790
                                                               -----------------
                                                                          7,566
                                                               -----------------
   BEVERAGES
      Ambev (Preferred)                              4,350,000            1,048
      Ambev (Preferred) ADR                            126,440            3,256
                                                               -----------------
                                                                          4,304
                                                               -----------------
   DIVERSIFIED TELECOMMUNICATION SERVICES
      Brasil Telecom (Preferred)                   114,523,500              974
      Brasil Telecom Participacoes                  73,125,250              840
      (Preferred)
      Brasil Telecom Participacoes SA ADR                8,260              487
      CRT (Preferred) 'A'                            5,271,866            2,122
      Embratel ADR                                      56,795              891
      Embratel (Preferred)                         104,317,000            1,583
      Tele Norte-Leste (Preferred)                  71,910,138            1,549
      Tele Norte-Leste (Preferred) ADR                 164,576            3,754
      Telebras (Preferred) ADR                          38,250            2,787
                                                               -----------------
                                                                         14,987
                                                               -----------------
   ELECTRIC UTILITIES
      CEMIG (Preferred)                             35,240,003              510
      CEMIG ADR                                         60,393              873
      Copel (Preferred) ADR                                 16               --@
      Copel (Preferred) 'B'                        209,619,500            1,698
      Electrobras                                   68,805,950   U.S.$    1,272
      Electrobras (Preferred) 'B'                   88,276,880            1,630
   (a)Electrobras (Preferred) ADR                       95,770              884
   (a)Electrobras ADR                                   24,430              226
                                                               -----------------
                                                                          7,093
                                                               -----------------
   INDUSTRIAL CONGLOMERATES
      Itau (Preferred)                               1,284,010            1,271
                                                               -----------------
   METALS & MINING
      CSN                                           41,121,100            1,310
      CSN ADR                                            6,800              219
   (a)CVRD                                               5,000              119
   (a)CVRD (Preferred) 'A'                             122,061            2,972
   (a)CVRD (Preferred) ADR                              47,230            1,163
   (a)CVRD (Bonus Shares)                              116,420               --@
      Gerdau (Preferred)                           128,304,844            1,173
      Usiminas (Preferred)                             111,200              501
      Usiminas ADR                                       1,038                5
                                                               -----------------
                                                                          7,462
                                                               -----------------
   MULTILINE RETAIL
 (a,b) Lojas Arapua (Preferred)                     41,337,400               --@
(a,b,d)Lojas Arapua (Preferred) ADR                     20,775               --@
                                                               -----------------
                                                                             --@
                                                               -----------------
   OIL & GAS
      Petrobras                                         66,248            1,648
      Petrobras (Preferred)                             11,655              274
      Petrobras (Preferred) ADR                         63,090            1,481
   (a)Petrobras ADR                                    196,700            4,967
                                                               -----------------
                                                                          8,370
                                                               -----------------
   PAPER & FOREST PRODUCTS
      Aracruz Celulose ADR                              93,668            1,399
      Votorantim Celulose e Papel ADR                   36,990              516
                                                               -----------------
                                                                          1,915
                                                               -----------------
   WATER UTILITIES
      SABESP                                         8,204,000              732
                                                               -----------------
   WIRELESS TELECOMMUNICATION SERVICES
   (a)Celular CRT (Preferred)                        7,686,683            2,484
      Tele Leste Celular ADR                             2,185               75
   (a)Tele Leste Celular (Preferred)               717,599,039              478
      Tele Nordeste Celular (Preferred)             77,391,900              159
      Tele Norte Celular (Preferred)               543,474,200              362
      Telesp Celular ADR                                75,550            2,040
      Telesp Celular (Preferred) 'B'                56,481,253              595
                                                               -----------------
                                                                          6,193
                                                               -----------------
                                                                         62,149
                                                               -----------------
--------------------------------------------------------------------------------
   CHILE (6.0%)
   BANKS
   (a)Banco Edwards ADR                                 69,853              943
      Banco Santander Chile ADR                         12,700              192
      Banco Santiago ADR                                26,995              528
                                                               -----------------
                                                                          1,663
                                                               -----------------
   BEVERAGES
      CCU ADR                                           59,200            1,273
                                                               -----------------


    The accompanying notes are an integral part of the financial statements.

                                       6


                                                                     VALUE
                                                     SHARES          (000)
-------------------------------------------------------------------------------
  CHILE (CONTINUED)
  DIVERSIFIED TELECOMMUNICATION SERVICES
  (a)Telefonica CTC ADR                             130,552   U.S.$       1,722
                                                              -----------------
  ELECTRIC UTILITIES
  (a)Endesa ADR                                      55,809                 607
  (a)Enersis ADR                                     79,648               1,404
                                                              -----------------
                                                                          2,011
                                                              -----------------
  FOOD & DRUG RETAILING
     D&S ADR                                         37,675                 657
     Santa Isabel ADR                                39,375                 249
                                                              -----------------
                                                                            906
                                                              -----------------
  INDUSTRIAL CONGLOMERATES
     Quinenco ADR                                    56,020                 389
                                                              -----------------
  INTERNET SOFTWARE & SERVICES
  (a)StarMedia Network Inc.                          31,900                  60
                                                              -----------------
                                                                          8,024
                                                              -----------------
--------------------------------------------------------------------------------
  COLOMBIA (0.2%)
  BEVERAGES
     Bavaria                                         96,960                 286
                                                              -----------------
-------------------------------------------------------------------------------
  MEXICO (39.9%)
  BANKS
  (a)Banacci 'O'                                  3,509,713               5,740
  (a)Bancomer 'O'                                 4,071,502               2,253
  (a)Banorte 'O'                                    684,441                 926
                                                              -----------------
                                                                          8,919
                                                              -----------------
  BEVERAGES
     FEMSA ADR                                       59,943               1,791
     FEMSA UBD                                      742,119               2,216
     Grupo Modelo 'C'                               535,000               1,369
     Panamerican Beverages, Inc. 'A'                 35,600                 505
  (a)Pepsi-Gemex GDR                                 35,400                 155
                                                              -----------------
                                                                          6,036
                                                              -----------------
  CONSTRUCTION & ENGINEERING
  (a)ICA                                            364,718                  72
  (a)ICA ADR                                         71,070                  76
                                                              -----------------
                                                                            148
                                                              -----------------
  CONSTRUCTION MATERIALS
     Cemex ADR                                      115,669               2,089
     Cemex CPO                                      822,287               2,973
                                                              -----------------
                                                                          5,062
                                                              -----------------
  CONTAINERS & PACKAGING
     Vitro ADR                                      111,592                 272
                                                              -----------------
  DIVERSIFIED TELECOMMUNICATION SERVICES
  (a)Carso Global Telecom                           916,744               1,736
     Telmex 'L' ADR                                 340,319              15,357
                                                              -----------------
                                                                         17,093
                                                              -----------------
  ENERGY EQUIPMENT & SERVICES
     TAMSA ADR                                       44,212                 632
                                                              -----------------
  FOOD PRODUCTS
     Grupo Bimbo 'A'                                163,732                 230
                                                              -----------------
  INDUSTRIAL CONGLOMERATES
     Alfa 'A'                                     1,120,799   U.S.$       1,506
  (a)Grupo Carso 'A1'                               247,445                 613
                                                              -----------------
                                                                          2,119
                                                              -----------------
  MEDIA
  (a)CIE                                            220,706                 907
  (a)Grupo Televisa CPO GDR                          81,071               3,643
                                                              -----------------
                                                                          4,550
                                                              -----------------
  METALS & MINING
  (a)Nuevo Grupo Mexico                             170,610                 515
                                                              -----------------
  MULTILINE RETAIL
  (a)Wal-mart de Mexico ADR                          11,250                 224
  (a)Wal-mart de Mexico 'C'                         978,227               1,801
  (a)Wal-mart de Mexico 'V'                       1,010,011               2,007
                                                              -----------------
                                                                          4,032
                                                              -----------------
  PAPER & FOREST PRODUCTS
     Kimberly-Clark de Mexico 'A'                   726,374               2,010
                                                              -----------------
  TRANSPORTATION INFRASTRUCTURE
  (a)Grupo Aeroportuario del Sureste                 29,900                 497
     ADR
  (a)Grupo Aeroportuario del Sureste-B              884,900               1,427
                                                              -----------------
                                                                          1,924
                                                              -----------------
                                                                         53,542
                                                              -----------------
-------------------------------------------------------------------------------
  VENEZUELA (1.3%)
  DIVERSIFIED TELECOMMUNICATION SERVICES
     CANTV ADR                                       91,795               1,738
                                                              -----------------
-------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
     (Cost U.S.$131,304)                                                129,939
                                                              -----------------
-------------------------------------------------------------------------------

                                                     NO. OF
                                                     RIGHTS
-------------------------------------------------------------------------------
   RIGHTS (0.0%)
-------------------------------------------------------------------------------
   BRAZIL (0.0%)
 (a,b)Banco Bradesco (Preferred Rights)
      (Cost U.S.$-@)                            272,594,519                  35
                                                              -----------------
-------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
-------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS (5.6%)
-------------------------------------------------------------------------------
   CHILE (0.6%)
   INVESTMENT COMPANIES
   (a)Citi Corp. Cash Fund               U.S.$           17                  38
                                                              -----------------
   REPURCHASE AGREEMENT
      Salomon Smith Barney, 0.68% dated
      12/29/00, due 01/03/01             CLP        452,000                 790
                                                              -----------------
                                                                            828
                                                              -----------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       7


                                                       FACE
                                                     AMOUNT               VALUE
                                                      (000)               (000)
--------------------------------------------------------------------------------
   UNITED STATES (5.0%)
   REPURCHASE AGREEMENT
   (c)Chase Securities, Inc., 5.60%
      dated 12/29/00, due 01/02/01           U.S.$    6,626    U.S.$      6,626
                                                              -----------------
-------------------------------------------------------------------------------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost U.S.$7,454)                                                   7,454
                                                              -----------------
-------------------------------------------------------------------------------
   FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.0%)
      Argentine Peso                         ARP          7                   8
      Brazilian Real                         BRL         23                  12
      Chilean Peso                           CLP        635                   1
      Mexican Peso                           MXP        366                  38
                                                              -----------------
      (Cost U.S.$58)                                                         59
                                                              -----------------
-------------------------------------------------------------------------------
   TOTAL INVESTMENTS (102.4%)
      (Cost U.S.$138,816)                                                137,487
                                                              -----------------

-------------------------------------------------------------------------------

                                                     AMOUNT              AMOUNT
                                                     (000)                (000)
-------------------------------------------------------------------------------
   OTHER ASSETS (0.3%)
      Cash                                   U.S.$        1
      Dividends Receivable                              458
      Interest Receivable                                 3
      Other Assets                                       13                 475
                                             ----------------------------------
-------------------------------------------------------------------------------
   LIABILITIES (-2.7%)
      Payable For:
         Investments Purchased                      (2,175)
         Deferred Country Tax Expenses                (638)
         Dividends Declared                           (488)
         Investment Advisory Fees                     (126)
         Professional Fees                             (64)
         Directors' Fees and Expenses                  (57)
         Administrative Fees                           (40)
         Custodian Fees                                (40)
         Shareholder Reporting Expenses                (38)
      Other Liabilities                                (13)             (3,679)
                                             ----------------------------------
-------------------------------------------------------------------------------
   NET ASSETS (100%)
      Applicable to 11,155,525, issued and outstanding
        U.S.$ 0.01 par value shares
        (100,000,000 shares authorized)                        U.S.$    134,283
                                                              -----------------
-------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE                                   U.S.$      12.04
                                                              -----------------


   AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
      Common Stock                                             U.S.$        112
      Paid-in Capital                                                   150,506
      Distributions in Excess of Net Investment Income                      (73)
      Accumulated Net Realized Loss                                     (14,913)
      Unrealized Depreciation on Investments and
      Foreign Currency Translations                                      (1,349)
                                                               -----------------
--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                            U.S.$    134,283
                                                               -----------------
--------------------------------------------------------------------------------

   (a) -- Non-income producing.
   (b) -- Securities valued at fair value - see note A-1 to financial statements.
   (c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
   (d) -- 144A Security - certain conditions for public sale may exist.
    @  -- Value is less than U.S. $500.
    ADR - American Depositary Receipt.
    GDR - Global Depositary Receipt.


DECEMBER 31, 2000 EXCHANGE RATES:
-------------------------------------------------------------------------------
ARS    Argentine Peso                                         0.998 =U.S. $1.00
BRL    Brazilian Real                                         1.950 =U.S. $1.00
CLP    Chilean Peso                                         573.850 =U.S. $1.00
MXN    Mexican Peso                                           9.623 =U.S. $1.00
-------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 2000, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:


  CURRENCY                               IN                      NET
     TO                               EXCHANGE                UNREALIZED
  DELIVER       VALUE     SETTLEMENT    FOR         VALUE     GAIN (LOSS)
   (000)        (000)        DATE      (000)        (000)       (000)
-------------------------------------------------------------------------------
   MXN 190    U.S.$20      01/02/01    U.S.$ 20     U.S.$  20     U.S.$ --

-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 2000

                                                                       PERCENT
                                               VALUE                    OF NET
INDUSTRY                                       (000)                    ASSETS
------------------------------------------------------------------------------
Aerospace & Defense                     U.S.$  2,256                       1.7%
Banks                                         18,575                      13.8
Beverages                                     13,258                       9.9
Construction & Engineering                       148                       0.1
Construction Materials                         5,062                       3.8
Containers & Packaging                           272                       0.2
Diversified Telecommunication Services        37,570                      28.0
Electric Utilities                             9,104                       6.8
Energy Equipment & Services                      632                       0.5
Food Drug & Retailing                            906                       0.7
Food Products                                    230                       0.2
Industrial Conglomerates                       3,779                       2.8
Internet Software & Services                      60                       0.0
Media                                          4,550                       3.4
Metals & Mining                                8,174                       6.1
Multiline Retail                               4,032                       3.0
Oil & Gas                                      8,370                       6.2
Paper & Forest Products                        3,925                       2.9
Real Estate                                      187                       0.1
Transportation Infrastructure                  1,924                       1.4
Water Utilities                                  732                       0.6
Wireless Telecommunication Services            6,193                       4.6
Other                                          7,548                       5.6
                                        ------------              ------------
                                        U.S.$137,487                     102.4%
                                        ============              ============
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                                                    YEAR ENDED
                                                                                                DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                                 (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ................................................................................   U.S.     $2,569
    Interest .................................................................................               431
    Less: Foreign Taxes Withheld .............................................................               (32)
-----------------------------------------------------------------------------------------------------------------
      Total Income ...........................................................................             2,968
-----------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees ..................................................................             1,804
   Administrative Fees .......................................................................               248
   Custodian Fees ............................................................................               125
   Professional Fees .........................................................................               106
   Country Tax Expense .......................................................................                95
   Shareholder Reporting Expenses ............................................................                62
   Transfer Agent Fees .......................................................................                21
   Directors' Fees and Expenses ..............................................................                 9
   Other Expenses ............................................................................                86
-----------------------------------------------------------------------------------------------------------------
      Total Expenses .........................................................................             2,556
-----------------------------------------------------------------------------------------------------------------
        Net Investment Income ................................................................               412
-----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold ................................................................             5,375
   Foreign Currency Transactions .............................................................              (165)
-----------------------------------------------------------------------------------------------------------------
      Net Realized Gain ......................................................................             5,210
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments ...............................................................           (29,739)
   Appreciation on Foreign Currency Translations .............................................                28
-----------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation .........................................           (29,711)
-----------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation .........................           (24,501)
-----------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................   U.S.$   (24,089)

=================================================================================================================

                                                                                 YEAR ENDED         YEAR ENDED
                                                                            DECEMBER 31, 2000   DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                   (000)              (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ..................................................    U.S.$      412       U.S.$   1,511
  Net Realized Gain ......................................................             5,210               6,461
  Change in Unrealized Appreciation/Depreciation .........................           (29,711)             62,563
-----------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ........           (24,089)             70,535
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..................................................            (1,014)             (1,059)
  In Excess of Net Investment Income .....................................               (73)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions ....................................................            (1,087)             (1,059)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Repurchased (600,600 and 437,200 shares, respectively) ..........            (6,442)             (3,493)
-----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ..............................................           (31,618)             65,983
Net Assets:
  Beginning of Period ....................................................           165,901              99,918
-----------------------------------------------------------------------------------------------------------------
  End of Period (including (distributions in excess of)/undistributed net
    investment income of U.S.$(73) and U.S.$526, respectively) ...........    U.S.$  134,283       U.S.$ 165,901
=================================================================================================================


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:
                                                                              YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------
                                                             2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  U.S.$  14.11   U.S.$   8.19   U.S.$  20.34  U.S.$  14.77  U.S.$  10.98
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...................              0.09           0.13           0.15         (0.01)         0.18
Net Realized and Unrealized Gain (Loss) on
  Investments ..................................             (2.21)          5.83          (5.62)         6.28          4.91
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ...........             (2.12)          5.96          (5.47)         6.27          5.09
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ........................             (0.09)         (0.09)         (0.07)           --         (0.16)
  In Excess of Net Investment Income ...........             (0.01)            --          (0.01)           --            --
  Net Realized Gain ............................                --             --          (4.34)        (0.70)        (1.14)
  In Excess of Net Realized Gain ...............                --             --          (2.33)           --            --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions ........................             (0.10)         (0.09)         (6.75)        (0.70)        (1.30)
-----------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased .....      U.S.$   0.15           0.05           0.07            --            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................      U.S.$  12.04   U.S.$  14.11   U.S.$   8.19   U.S.$ 20.34  U.S.$  14.77
=============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD ..........      U.S.$   9.50   U.S.$  10.69   U.S.$   6.19   U.S.$ 17.94  U.S.$  12.50
=============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value .................................            (10.33)%              74.23%  (43.06)%       49.08%        38.50%
  Net Asset Value (1) ..........................            (13.86)%              73.78%  (33.53)%       43.06%        47.19%
=============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ..........      U.S.$134,283   U.S.$165,901   U.S.$ 99,918  U.S.$236,260  U.S.$171,586
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ........              1.63%          1.68%          1.93%         1.82%         1.81%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................              0.26%          1.24%          1.36%        (0.07)%        1.24%
Portfolio Turnover Rate ........................                46%            77%           178%          259%          186%
-----------------------------------------------------------------------------------------------------------------------------

(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
---------

         The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
     (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to ter-mination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the year ended December 31, 2000, the Fund made purchases and sales totaling approximately $69,184,000 and $75,264,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $141,076,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $3,648,000 of which $17,575,000 related to appreciated securities and $21,223,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $8,739,000 available to offset future capital gains of which $6,173,000 will expire on December 31, 2006 and $2,566,000 will expire on December 31, 2007. During the year ended December 31, 2000, the Fund utilized capital loss carryforward, for U.S. Federal income tax purposes, of approximately $8,000,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $14,000 and post-October capital losses of $3,857,000.

G. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable under the Plan, totaled $57,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 600,600 shares or 5.11% of its Common Stock at an average price per share of $10.64, excluding $30,000 in commissions paid, and an average discount of 21.25% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 437,200 shares or 3.59% of its Common Stock at an average price per share of $7.94, excluding $82,000 in commissions paid, and an average discount of 15.58% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,580,600 shares or 12.41% of its Common Stock at an average price per share of $8.41, excluding $79,000 in commissions paid, and an average discount of 19.85% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

J. During December 2000, the Board of Directors declared a distribution of $0.0438 per share, derived from net investment income, payable on January 12, 2001, to shareholders of record on December 22, 2000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
---------

To the Shareholders and Board of Directors of The Latin American Discovery Fund, Inc.

We have audited the accompanying statement of net assets of The Latin American Discovery Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    The Latin American Discovery Fund, Inc.
                    Boston Equiserve
                    Dividend Reinvestment and Cash Purchase Plan
                    P.O. Box 1681
                    Boston, MA 02105
                    1-800-730-6001